Exhibit 99.1 September 11, 2018 Corporate Update Rich Tobin, President & Chief Executive Officer

Forward-Looking Statements and Non-GAAP Measures Our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K/A for 2017, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the second quarter of 2018, which are available on Dover’s website. 2

Early Observations . Portfolio: Strong set of businesses serving attractive end-markets . Culture: Customer-centric with strengths in product development and innovation . Talent: Driven and engaged team intent on winning . Operations: Uneven execution creates significant margin improvement potential . Financial: Strong cash flow generation and balance sheet that can be further leveraged . Acquisitions: multi-platform portfolio with M&A runway around the core; good engine and solid track record; learned some important lessons in larger deals . Value-creation: Set-up well to sustain top-quartile return for our shareholders, continuing the performance Dover has delivered in the past Great company with strong businesses and opportunities to be even better 3

Post-Apergy Portfolio: Strong Fundamentals, GDP+ Growth Exposure, Less Cyclicality Common Market and Platforms Dover Positions Business Model Attributes ▪ GDP+ long-term growth • Marking & Coding . #2 globally • Digital Printing ▪ Limited cyclicality Engineered . #1 globally in textile Systems • Vehicle Services . #1-2 in lifts & collision ▪ Attractive industry structure $2.7bn • Solid Waste Processing . #1 in US refuse trucks ▪ Predictable replacement or • Industrial Components . Niche leaders consumable demand ▪ Highly engineered and • Retail Fueling/Transport . Global #2; #1 EU, Asia proprietary content • Industrial Pumps . Leader high-value apps Fluids • Plastics & Polymers . #1 in pumps, pelletizers ▪ Delivering customer ROI $2.6bn through superior • Hygienic & Pharma . Niche leader performance, efficiency, • Precision Components . Niche leaders safety Refrigeration • Retail Refrigeration . #1 in NA ▪ Digital component to the and Food • Food Service Equipment . Niche leader business model Equipment $1.6bn • Heat Transfer . #2 globally in BPHE ▪ Low capital intensity Businesses with leading positions in attractive markets Segment Revenue based on 2017 results. 4

Augmenting Dover Capabilities With a New Operational System ▪ Strong value-add capabilities shared Dover Value-Add Capabilities across portfolio, supported by talented people and solid processes ▪ Cultural strength in customer facing Growth Operations Supply Chain functions (sales, marketing, NPD) and Supply Chain . Sales . Operational . Procurement ▪ Solid operational focus in pockets, development excellence excellence playbook but opportunity to supplement and build a world-class business system . Digital focus . Deployment, . Supply chain execution and re-engineering ▪ Forward focus on more rigorous and . Customer driven change consistent deployment of operational innovation management . Shared sourcing excellence playbook across portfolio: – Pricing excellence – Footprint optimization . M&A engine . Shared business services – Project management – Quality management . Portfolio review . Lean and – Automation continuous improvement ▪ Operational management system focused on plant productivity Leadership | Performance Management | Talent Development ▪ Transition to be supported by changes to management structure 5

Consistently Strong FCF Generation Low-Capital, High-FCF Allows Dover to Provide Shareholders Business Model with Meaningful Return of Capital ▪ ‘Light’ Capital Requirements $M 1,500 – Capex 2-4% of Revenue Repurchases – Adjusted Working Capital Dividends 12-15% of Revenue 1,000 ▪ High FCF conversion – 8-12% of Revenue 500 – 100%+ of Adj. Net Earnings ▪ FCF generation capacity 0 sustained through cycles ’03’04’05’06 ’07’08’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’18 LTM1 Over Dividend per Shares >$3B in >$4B in Last 15 share outstanding dividends repurchases Years +8% CAGR (2%) CAGR 1. 2018LTM as of 06/30/2018; Chart shows ‘gross repurchases of common stock’, not netted against stock issuance. 6

# Capital Allocation Priorities: Organic Growth, M&A, Return of Capital

## $3.5B+ Capital Available for Deployment in the Next 3 Years

**Incremental Capacity nearly doubles 'dry powder'**
- Leverage on acquired EBITDA
- Leverage up to 3.5x for strategic deals (stay Investment Grade)
- Divestitures, if needed

**Maintain ~2.5x leverage**

**Operating Cash Flow [1] (before Capex)**



~1B
2.5-3.5B

2019-2021 (Est.)

## Prioritize Growing the Business Over Time, While Continuing to Return Capital

**Invest Organically**

- ***Priority to high-confidence organic investments***
  - *Capacity, footprint improvements*
  - *Digitization, e-commerce*
  - *Innovation and R&D*
  - *Productivity and automation*
  - *Aftermarket and recurring revenue streams*

**Acquire Strategically**

- ***Bolt-on acquisitions around existing platforms***
- ***Strict strategic fit and financial discipline criteria***
- ***ROIC 10%+ by Year 3***
- ***Growth- and/or margin-accretive (after synergy)***

**Return Capital**

- ***Dividend***
  - *Grow 2-4% pa.*
  - *30%+ payout*
- ***Repurchases if investment opportunities do not materialize; will not let cash build***

1. *For illustration. Assumes 3-5% revenue growth and 8-12% FCF conversion (after capex).*

DOVER 7

# Disciplined Framework for Portfolio Enhancement

## Inorganic strategy

- **Multi-platform exposure creates optionality and runway for capital deployment**
- **Significant pipeline of potential targets, historically ~50% of deals proprietary**
- **Intend to stay close to core, prefer mid-sized deals (historical average deal size ~$100M)**
- **Target areas of capital deployment**
  - Fluid Handling
  - Hygienic & Pharma
  - Printing & Identification
  - Software to differentiate Dover products
  - Precision Components
- **Portfolio enhancement a priority, but can't control timing/valuation – will not build cash**
- **Proactive portfolio management: will evaluate alternatives for businesses that become structurally challenged and not capable of meeting Dover's strategic and financial attractiveness criteria**

## Acquisition Criteria

**Market**

- ✓ GDP+, stable growth supported by secular trends
- ✓ 'Low-turbulence' environment
- ✓ Performance-based competition, non-commoditized products
- ✓ Runway for capital deployment

**Business**

- ✓ Leading position in its niche
- ✓ Revenue visibility, replacement or consumable stream
- ✓ Fragmented customer base
- ✓ Growth above market
- ✓ Favorable customer value add vs. switching cost/risk

**Returns**

- ✓ Fit with Dover's platforms, synergistic
- ✓ 10%+ ROIC by Year 3
- ✓ Growth- and/or margin-accretive (after synergy)
- ✓ Preference for 'bolt-on' size
- ✓ Synergy skewed toward cost

DOVER 8

Margin Improvement Focus Area Through Cost Rightsizing . Compared to multi-industrial peer set, SG&A vs. Gross Margin: Multi-Industrial Peers Dover’s costs are high relative to current gross profit margin profile 30 . Clear improvement needed; opportunity capture within our control 20 . Implementing cost rightsizing plan through two phases: 1. $100M net SG&A rightsizing benefit in 2019 from actions 10 commencing imminently 2017 SG&Aof %Rev No reduction to R&D 2. Facility consolidation plan to be 0 executed in 2018-20 25 30 35 40 45 50 55 2017 Gross Margin % Peers include AME, EMR, ETN, FTV, HON, IEX, IR, ITW, JCI, MMM and UTX. 9 Source: FactSet for peers.

Near-Term Focus on SG&A Efficiency and Funding Strategic Investments SG&A Rightsizing Across Portfolio Margin Improvement and Funding for Strategic Initiatives % Mix of $ in millions Key areas for investment Gross Savings 130 ▪ Operational Talent 30 Engineered Non-Headcount ▪ E-commerce and Digital 38% 37% 100 Systems SG&A ▪ Increase R&D Fluids 44% Reduction in Force 63% Refrigeration and Food Equipment 18% Gross Reinvestment "Net" savings savings Excludes $40M of one- time costs to achieve through 2019 (1) 1. Approximately $30M costs incurred in 2018 and $10M in 2019. 10

Dover Near and Medium Term Priorities 2018 – 1H 2019 2H 2019 and beyond Strengthen Execution, Realize Dover’s Earnings Deliver on Commitments and Growth Potential ▪ Deliver on SG&A rightsizing initiative ▪ Invest behind Dover’s leading businesses to capture growth potential ▪ Improve performance in Retail Fueling & Transportation and Retail Refrigeration ▪ Solidify focus on reliable execution as a key tenet of the Dover culture ▪ Continue organic growth and productivity investments ▪ Further opportunity for margin improvement: footprint rationalization, ▪ Complete $1B buyback program by end of automation ’18; opportunistically increase repurchases ▪ Pursue inorganic opportunities to build ▪ Pursue bolt-on M&A around existing out Dover platforms: gain scale, growth platforms exposure, customer relevance, efficiency ▪ Comprehensive footprint evaluation ▪ Repurchase own stock opportunistically – Rightsizing to begin in Q4 ▪ Continue to grow dividend 11

# Portfolio Performing Well with Areas for Improvement



Platform Average
Platform Average
DFS
Retail Fueling & Transport
Retail Refrigeration
Circle diameter denotes 2018E revenue
2018E Revenue Growth %
25
20
15
10
5
0
-5
-10
-15
5
10
15
20
25
30
LTM Platform EBIT %1

1. As of 6/30/18. Platform EBIT excludes acquisition-related depreciation & amortization, corporate and segment level expenses, and periodic restructuring.

## Retail Refrigeration

- **#1 position in the US with strong through-cycle returns**
- **Market is undergoing cyclical challenges**
  - Sector reacted to e-commerce threat by slowing or reallocating CapEx
  - CapEx below replacement levels, but expected to rebound to 2-3% CAGR for new demand level
- **Business right-sizing through 2019 in line with volume expectation, with capacity to drive growth and profit expansion**
- **Path to 15-16% margin**

## Retail Fueling and Transport

- **Great position in good industry…however, some self-inflicted execution challenges**
- **Key actions in Dover Fueling Solutions include**
  - Accelerate plant rationalization / realization of acquisition synergies
  - Strengthen operations talent bench
  - SG&A rightsizing (platform accounts for 20% of total SG&A rightsizing initiatives)
  - Pricing in low margin markets
- **Fueling Solutions finalizing path to 15-17+% margins**

DOVER
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2018 Actions Position Dover for Strong Earnings Growth in 2019 2019F Adjusted EPS Impact Incremental to 20181 . $1B share repurchase to be + $0.18 Previously completed in 2018 Announced . $100M net SG&A rightsizing initiatives + $0.53 New . Margin improvement in Retail Fueling + $0.11 business New initiatives plus allocation of available cash (repurchase, M&A) provide strong set-up for 2019 1. Adjusted EPS excludes acquisition-related depreciation & amortization. Excludes one-time costs to achieve. 13 Calculation based on 2018 end of year expected diluted shares outstanding.

# Balanced Model to Deliver Sustained Top-Quartile TSR

| Growth | Profitability | Cash Flow and Capital Allocation |
|---|---|---|
| **GDP+ sustainable organic growth**<br><br>**Invest behind leading businesses within Dover's core**<br>• Sustain market-leading positions<br>• Invest in R&D, engineering edge, customer intimacy and service<br><br>**Build scale platforms in niche markets, increase growth exposure over time** | **Finalize synergy capture from recent deals**<br><br>**Drive operational and execution excellence across portfolio**<br>• Capture opportunity in SG&A and footprint rationalization<br>• Drive ROIC across portfolio<br><br>**Lean corporate center providing benefits of scale and center of functional excellence** | **Generate strong FCF**<br><br>**Disciplined capital allocation**<br>• Prioritize high-ROI organic investments<br>• Near-in, bolt-on, high-confidence inorganic moves<br><br>**Maintain investment grade credit profile**<br><br>**Commit to ongoing return of excess cash to investors** |
| GDP+ top-line growth | Double-digit near-term EBIT growth, High-single-digit growth longer-term | OpFCF ~10%+ of Revenue<br>30+% Dividend payout |

***Reinvest part of FCF to enhance strategic platforms and "compound" returns***

**High-performance operating model; management incentives aligned with shareholders**

DOVER 14

Summary Dover Foundation Unchanged New Emphasis . Good businesses...leading positions . Greater operational focus…deliver in attractive markets, growth exposure margin improvement; optimize businesses . Strong capabilities…customer focus, supply chain, entrepreneurial talent . $3.5bn+ capital deployment …commitment to deployment; maintain leverage . Significant cash generation…robust balance sheet and FCF generation . M&A value add …deeper, faster synergy capture; stricter criteria . Inorganic growth… strengthen core platforms over time . Return of capital… will not let cash build Significant value creation runway; great time to invest in Dover 15

Looking Ahead Today Jan. 2019 Sep. 2019 . Share results from initial . Report card on interim . Report on operational business assessment progress progress, including facility consolidation actions . Set near-term priorities . Give 2019 guidance . More holistic view of portfolio strategy, growth . Commit to improve . Operational focus drivers and areas for execution and operations continues investment . Announce new rightsizing . Continued execution of . Demonstrate progress on plan and Retail Fueling smart capital allocation capital allocation priorities and Retail Refrigeration applying framework margin improvement initiatives . Articulate longer term . Update on footprint goals for the “new” Dover optimization initiatives . Communicate capital allocation framework 16

Appendix: Basis of Presentation / Terms . SG&A rightsizing initiative – $100M net SG&A rightsizing initiative represents annual savings impact through 2019 (including carryover benefit from initiatives executed in 2018) – Excludes approximately $40M of one-time costs to achieve through 2019 – of which approximately $30M will occur in 2018 . Margin improvement in Retail Fueling – Represents the 2019 impact from actions previously taken or non-recurring operational events included in Dover’s 2018 earnings guidance . 2019F Adjusted EPS impact incremental to FY2018 – Excludes acquisition-related depreciation & amortization as well as one-time costs – Incremental impact calculated based on expected 12/31/18 diluted shares outstanding of approximately 146.5 million, assuming completion in 2018 of previously-announced $1B share buyback plan – Assumes tax rate of approximately 22% . No 2019 revenue growth expectations included in any of the metrics discussed herein . Comprehensive footprint evaluation – Rightsizing and other charges related to footprint moves expected to begin in Q4 2018; no current estimate of cost or benefit – update to come in Jan 2019 18